FIST1 SA-2 05/11

SUPPLEMENT DATED MAY 13, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011

 OF FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The Statement of Additional Information is amended as follows:

I.   For the Balanced Fund, the disclosure under “Additional Strategies” on pages 3 and 4 is replaced with the following:

Balanced Fund

The Fund may invest, buy or engage in:

• asset-backed securities

• equity-linked notes

• income-producing floating interest rate corporate loans

• up to 10% of its total assets in lower rated, fixed-income (non-convertible) securities (those rated BB or lower by S&P® or Ba or lower by Moody’s) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities

• buying and writing (selling) put and call options on equity securities or securities indices listed on a national securities exchange and traded in the over-the-counter (OTC) market

• foreign securities, including up to 30% of its net assets in securities of foreign issuers directly in foreign markets so long as, in the manager’s judgment, an established public trading market exists (although it currently intends to limit all foreign securities investments to 15%)

• forward currency exchange contracts (forward contracts).

• up to 15% of its net assets in illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, certain securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days’ duration, and other securities which are not readily marketable)

• lending of portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan

• adjustable rate mortgage securities (ARMS)

• collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs

• mortgage dollar rolls

• reverse mortgages

• stripped mortgage securities and net interest margin securities

• other investment companies, including closed-end funds and exchange-traded funds

• restricted securities

• short selling

• when-issued transactions

II.         For the Equity Fund, the disclosure under “Additional Strategies” on pages 4 and 5 is replaced with the following:

Equity Fund

The Fund may invest, buy or engage in:

• up to 10% of its total assets in non-convertible bonds that are rated below investment grade; however, the Fund will not invest more than 5% in debt securities rated below B or in unrated securities of comparable quality. The Fund does not presently intend to invest in any below investment grade bonds that are not convertible bonds.

• buying and writing (selling) put and call options on equity securities or securities indices listed on a national securities exchange and traded in the over-the-counter (OTC) market

• foreign securities, including up to 10% of its total assets in securities of developing markets. The Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts (ADRs), but may buy up to 30% of its net assets in securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists (although it currently intends to limit all foreign securities investments to 25%).

• up to 10% of its net assets in illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, certain securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days' duration, and other securities which are not readily marketable)

• lending of portfolio securities up to 10% of the value of its total assets, measured at the time of the most recent loan

• up to 10% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the Fund's investment goal

• other investment companies

• equity-linked notes

• (for temporary investment purposes) U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes

III. For the Franklin Limited Maturity U.S. Government Securities Fund, the following bullet point is added to the list on page 5:

• collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs

IV. For the Franklin Real Return Fund, the bullet point on page 5 that begins with "collateralized loan obligations (CLOs)…" is removed and replaced with the following:

• collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs

V. Under the "Goals, Strategies and Risks" section, the "Collateralized loan obligations" section on page 8 is removed.

VI. For the "Management and Other Services" section, the portfolio manager holdings table on page 53 is updated as follows:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Kent Burns	None
T. Anthony Coffey	None
Frank Felicelli	Equity Fund $100,001 - $500,000
Brent Loder	Balanced Fund $1 - $10,001
Shawn Lyons	None
Alan E. Muschott	Balanced Fund $100,001 - $500,000 Convertible Fund $100,001 - $500,000 Equity Fund $100,001 - $500,000
Edward D. Perks	Balanced Fund Over $1,000,000 Equity Fund $100,001 - $500,000
Matt Quinlan	None
Blair Schmicker	None
Paul Varunok	None

Please retain this supplement with your Statement of Additional Information for reference.